POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints David
Howard and Jay Wedge, and each of them, as his or her true and lawful attorney-in-fact to:
(1) execute for and on behalf of the undersigned, in the undersigned's capacity as a representative of
Cloudera, Inc. (the ''Company''), any and all Form ID, or Form 3, 4 or 5 reports and any amendments
thereto required to be filed by the undersigned in accordance with Section 16(a)
of the Securities
Exchange Act of 1934 (the ''Exchange Act'') and the rules thereunder with respect to transactions in the
Company's securities;
(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or
desirable to complete and execute any such Form ID, or Form 3, 4 or 5 report and any amendments
thereto and timely file such report with the U.S. Securities and Exchange
Commission and any stock
exchange or similar authority; and
(3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion
of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the
undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the
undersigned, pursuant to this Power of Attorney, shall be in such form and shall contain such terms and
conditions as such attorney-in-fact may approve in his or her discretion.
The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform
each and every act and thing whatsoever requisite, necessary, and proper to be done in the exercise of
any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned
might or could do if personally present, with full power of substitution or revocation, hereby ratifying
and confirming all that such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or
cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The
undersigned acknowledges that no such attorney-in-fact, in serving in such capacity at the request of
the undersigned, is hereby assuming, nor is the Company hereby assuming, any of the undersigned's
responsibilities to comply with Section 16 of the Exchange Act.
This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to
file Form 3, 4 or 5 reports with respect to the undersigned's holdings of and transactions in securities
issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the
foregoing attorneys-in-fact.
IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 7th
day of January, 2021.
/s/Gaoxiang Hu
Gaoxiang Hu